SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

February 20, 2019

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Board of Trustees (the “Board”) of Transamerica Funds and Transamerica Series Trust of new sub-advisory agreements with respect to Transamerica International Growth and Transamerica Greystone International Growth VP (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-advisory agreements for your Fund(s). We encourage you to store this document with your Transamerica investment information.

Greystone Managed Investments Inc. (“Greystone”) remains the sub-adviser to each Fund. Greystone previously sub-advised Transamerica International Growth and Transamerica Greystone International Growth VP in accordance with investment sub-advisory agreements dated March 1, 2018 and May 1, 2018, respectively (the “Prior Sub-Advisory Agreements”), between Greystone and Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager. On November 1, 2018, Greystone’s parent company, Greystone Capital Management, Inc. (“GCM”), was acquired by The Toronto Dominion Bank (“TD”). Upon completion of this transaction, Greystone became a wholly-owned indirect subsidiary of TD. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Sub-Advisory Agreements with Greystone and resulted in the automatic termination of the agreements. In anticipation of the transaction, the Board considered and unanimously approved the continued retention of Greystone as the Funds’ sub-adviser and approved new sub-advisory agreements (the “New Sub-Advisory Agreements”) with Greystone to take effect upon the closing of the transaction. In approving the New Sub-Advisory Agreements, the Board considered, among other things, that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Greystone to the Funds. The enclosed Joint Information Statement contains information regarding the New Sub-Advisory Agreements.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica International Growth or 1-800-851-9777 for Transamerica Greystone International Growth VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

February 20, 2019

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica International Growth and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Greystone International Growth VP (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST, each a registered investment company, are each organized as Delaware statutory trusts.

Shares of Transamerica Greystone International Growth VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The contract holders and policy owners who are owners of the separate accounts are not shareholders of Transamerica Greystone International Growth VP. However, for ease of reference, shareholders of Transamerica International Growth and contract and policy owners invested in Transamerica Greystone International Growth VP and shareholders of Transamerica Greystone International Growth VP are collectively referred to in this Joint Information Statement as “shareholders.”

This Joint Information Statement provides information regarding the approval by the Board of new sub-advisory agreements with respect to the Funds. The Funds continue to be sub-advised by Greystone Managed Investments Inc. (“Greystone”), each pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Greystone, copies of which are attached hereto as Exhibit A (the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements became necessary due to the closing of a transaction that resulted in an assignment and automatic termination of the Prior Sub-Advisory Agreements between TAM and Greystone (the “Prior Sub-Advisory Agreements”).

On November 1, 2018, Greystone’s parent company, Greystone Capital Management, Inc. (“GCM”), was acquired by The Toronto Dominion Bank (“TD”). Upon completion of this transaction, GCM became a wholly-owned indirect subsidiary of TD. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Prior Sub-Advisory Agreements with Greystone and resulted in the automatic termination of each agreement. In anticipation of the transaction, the Board approved the continued retention of Greystone as the Funds’ sub-adviser and approved the New Sub-Advisory Agreements with Greystone to take effect upon the closing of the transaction.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of November 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about February 20, 2019. Greystone will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to the Funds’ respective shareholders.

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica International Growth is October 31. The fiscal year end of Transamerica Greystone International Growth VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica International Growth and 1-800-851-9777 for Transamerica Greystone International Growth VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual reports of each Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

This Joint Information Statement will be available on the Funds’ website until at least July 31, 2019 at https://www.transamerica.com/media/tf-greystone-info-statement.pdf. A paper or email copy of this Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica International Growth and 1-800-851-9777 for Transamerica Greystone International Growth VP.

TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.

This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds regarding the New Sub-Advisory Agreement for each Fund. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreements between TAM and Greystone with respect to the Funds.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreements, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the continued retention of Greystone as each Fund’s sub-adviser and the approval of the New Sub-Advisory Agreements with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why did TAM recommend and the Board approve the New Sub-Advisory Agreements with Greystone?

A.

The material terms of each New Sub-Advisory Agreement are substantially similar to the material terms of each Prior Sub-Advisory Agreement between Greystone and TAM. The sub-advisory fee rates payable to Greystone under each New Sub-Advisory Agreement are the same fee rates payable under the Prior Sub-Advisory Agreements. In addition, there is expected to be no diminution in the nature, extent and quality of the services that Greystone provides for each Fund as a result of the transaction. Greystone retains the same investment processes, key personnel and other support systems as under each Prior Sub-Advisory Agreement. After discussion, the Board approved the continued retention of Greystone as each Fund’s sub-adviser and the New Sub-Advisory Agreements. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes Greystone and the terms of the New Sub-Advisory Agreements.

At a meeting of the Board held on September 12-13, 2018, the Board approved, at TAM’s recommendation, each New Sub-Advisory Agreement effective upon the closing of the transaction.

The Prior Sub-Advisory Agreements terminated automatically on November 1, 2018 when Greystone’s parent company, GCM, was acquired by and became a wholly-owned indirect subsidiary of TD. The transaction constituted an “assignment” of each Prior Sub-Advisory Agreement under the 1940 Act, resulting in the automatic termination of each Prior Sub-Advisory Agreement. This gave rise to the necessity for the Board to approve, at an in-person meeting, New Sub-Advisory Agreements between TAM and Greystone with respect to the Funds.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things:(i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the transaction.

No officer or Board Member of the Funds is a director, officer or employee of Greystone. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Greystone or any other person controlling, controlled by or under common control with Greystone. Since the Record Date, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Greystone or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Greystone has served as sub-adviser to Transamerica International Growth and Transamerica Greystone International Growth VP since March 1, 2018 and May 1, 2018, respectively. Greystone provided sub-advisory services to each Fund pursuant to the Prior Sub-Advisory Agreements. The Prior Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Board Members, on December 6-7, 2017.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Greystone appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into each New Sub-Advisory Agreement, effective upon the closing of the transaction. Each New Sub-Advisory Agreement was approved by the Board on September 12-13, 2018 and became effective as of November 1, 2018. Each New Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each New Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of each Prior Sub-Advisory Agreement and those of each New Sub-Advisory Agreement are substantially similar. The management fee schedule payable by the Funds to TAM, and the sub-advisory fee rates payable by TAM to Greystone are unchanged under each New Sub-Advisory Agreement.

Under the terms of each New Sub-Advisory Agreement, subject to the supervision of each Trust’s Board and TAM, Greystone shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to Greystone by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trusts by reasonable notice in writing to Greystone. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that Greystone will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Greystone, or to any other fund or account over which Greystone or its affiliates exercise investment discretion. Each New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, Greystone may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Greystone has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Greystone’s overall responsibilities with respect to the Funds and to other funds and clients for which Greystone exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Greystone’s authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon 30 days’ advance written notice to Greystone, without the payment of any penalty; (iii) may be terminated by Greystone upon 60 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by Greystone and shall not be assignable by TAM without the consent of Greystone. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires that Greystone, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to Greystone relating to the services provided pursuant to each New Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement states that Greystone shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Greystone is not protected against any liability to TAM or the Funds to which Greystone would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each New Sub-Advisory Agreement. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that unless TAM advises Greystone in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Greystone shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s securities managed by Greystone, in accordance with Greystone’s proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that Greystone, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds of TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement requires Greystone to make certain representations and covenants, including concerning Greystone’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Greystone is managing each Fund, and Greystone’s commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles.

Shareholders should refer to Exhibit A attached hereto for the complete terms of each New Sub-Advisory Agreement. The summary of each New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of each New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the transaction, the management fee schedule payable by the Funds to TAM did not change. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica International Growth and

Transamerica Greystone International Growth VP

First $500 million	0.77%
Over $500 million up to $1 billion	0.76%
Over $1 billion up to $2 billion	0.71%
Over $2 billion up to $3 billion	0.695%
In excess of $3 billion	0.68%

Management fees are accrued daily and paid by each Fund monthly. As of December 31, 2018, the net assets of the Transamerica International Growth were $1,135,837,009 and the net assets of Transamerica Greystone International Growth VP were $437,919,657.

SUB-ADVISORY FEES

Each New Sub-Advisory Agreement’s fee schedule is identical to that of the Prior Sub-Advisory Agreements.

Under each New Sub-Advisory Agreement, TAM (not the Funds) pays Greystone the following sub-advisory fees for its services with respect to the Funds’ average daily net assets on an annual basis:

First $1 billion	0.27%
Over $1 billion up to $2 billion	0.25%
Over $2 billion	0.24%

Under both the Prior Sub-Advisory Agreements and the New Sub-Advisory Agreements, assets are aggregated across the Funds for purposes of reaching breakpoints in the sub-advisory fee schedules.

The following table shows the management fees paid to TAM (with and without regard to waivers/expense reimbursements and recapture) and sub-advisory fees paid by TAM to Greystone for the fiscal year ended October 31, 2018.

Transamerica International Growth

Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Greystone
$ 6,880,935	$56	$6,880,879	$2,398,832

The following table shows the management fees paid to TAM and sub-advisory fees paid by TAM (with and without regard to waivers/expense reimbursements and recapture) to Greystone for the fiscal year ended December 31, 2018.

Transamerica Greystone International Growth VP

Management Fees Payable to TAM (prior to waiver/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to Greystone
$ 2,646,220	$0	$2,646,220	$897,096

INFORMATION REGARDING THE SUB-ADVISER

Greystone Managed Investments Inc. (operating as TD Greystone Asset Management) (“Greystone”), a wholly-owned indirect subsidiary of The Toronto Dominion Bank (“TD”), has been a registered investment adviser since March 2016. As of December 31, 2018, Greystone had approximately $25.9 billion in total assets under management. Greystone’s principal business address is 300-1230 Blackfoot Drive, Regina, Saskatchewan S4S 7G4, Canada. TD’s head office is located at Toronto-Dominion Centre, King Street West and Bay Street, Toronto, Ontario, M5K 1A2, Canada.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the Funds since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity

Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the Funds since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities

Management and Governance

Listed below are the names, positions and principal occupations of the directors and principal executive officers of Greystone as of December 31, 2018. The principal address of each individual as it relates to his or her duties at Greystone is the same as that of Greystone unless otherwise noted.

Name	Position with Greystone
Robert L. Vanderhooft, CFA	Chief Executive Officer & Chief Investment Officer

Ted R. Welter	Managing Director & Chief Investment Officer, Alternative Investments

Louis R. Martel, CFA, FSA, FCIA, ICD.D	Managing Director & Chief Strategist

Tom N. Mamic, CPA, CA	Associate Vice President & Chief Financial Officer

Frank H. Hart, FCMC	Managing Director & Chief Risk Officer

Jeff L. Robertson, CFA	President & Chief Operating Officer

Donald Black, C.M., S.O.M., LL.D.	Managing Director

Management Activities. Greystone does not act as investment adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to those of the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on September 12-13, 2018, the Board considered the continued retention of Greystone as sub-adviser for the Funds. Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreements were reasonable, and approval of the New Sub-Advisory Agreements was in the best interests of each Fund and its respective shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreements for an initial two-year period.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members requested and received from TAM and Greystone certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that Greystone would remain the sub-adviser to the Funds and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Funds and their shareholders, including compliance services;

(b) that Greystone expects to retain the same investment processes, key personnel and support systems following the transaction;

(c) that Greystone believes that its business, clients and employees will benefit from the transaction, and that the transaction will result in Greystone receiving the support and resources of a global organization;

(d) that Greystone believes it will gain the strength of a broader and deeper investment management team through the combined resources of TD;

(e) that Greystone is an experienced and respected asset management firm and TAM believes that Greystone will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of Greystone, its investment personnel, and the sub-advisory services Greystone currently provides to the Funds; and

(f) that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to Greystone.

In approving the New Sub-Advisory Agreements, the Board Members also relied, as to Greystone’s services, fees, profitability and fallout benefits, on their prior deliberations in initially approving the existing sub-advisory agreements, in December of 2017, as supplemented by the new information concerning the transaction. With respect to other matters, such as TAM’s profitability in operating the Funds with Greystone as their sub-adviser, they relied in part upon their prior deliberations in approving the continuance of the management agreements with TAM in June of 2018.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed above, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreements is in the best interests of the Funds and their respective shareholders and unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the transaction.

BROKERAGE INFORMATION

With respect to Transamerica International Growth, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Greystone for the fiscal year ended October 31, 2018.

With respect to Transamerica Greystone International Growth VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Greystone for the fiscal year ended December 31, 2018.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of November 1, 2018, the Board Members and officers of each Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica International Growth and owned beneficially less than 1% of the outstanding shares of Transamerica Greystone International Growth VP.

As of November 1, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica International Growth:

Name & Address	Fund Name	Class	Percent
Umb Bank Na Cust Rollover IRA FBO Jamy Tagatac 91-1131 Pekau St Ewa Beach HI 96706-5605	Transamerica International Growth	A	34.45%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth	A	18.35%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Growth	A	17.90%

Manijeh Rahsepar Mohammadi TOD 1131 Campbell St Apt 225 Glendale CA 91207-1686	Transamerica International Growth	A	13.58%

Melissa Najera TOD 224 N Forest Ave Hillside IL 60162-1715	Transamerica International Growth	A	9.85%

David H Olson & Katie Lynn Olson JT WROS TOD 6755 Katahdin Dr Poland OH 44514-2166	Transamerica International Growth	A	5.87%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth	I	67.38%

Umb Bank Na Cust Dcd Roth IRA For Helena Kobinski (Dcd) FBO Sabina M Kobinski 5418 69th Pl Maspeth NY 11378-1810	Transamerica International Growth	I	25.94%

Derek Dean Yutzy TOD 10314 Rotherwood Cir Hghlnds Ranch CO 80130-8890	Transamerica International Growth	I	6.68%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	24.25%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	22.46%

Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	14.02%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	10.71%

Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.51%

Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	6.33%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	5.23%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth	R6	100.00%

As of November 1, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Greystone International Growth VP:

Name & Address	Fund Name	Class	Percent
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	27.07%

Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Greystone International Growth VP	INI	23.59%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	21.12%

AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	9.29%

TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	9.08%

TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	6.85%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	SVC	88.10%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	SVC	7.55%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of November 1, 2018, no shareholders owned of record 25% or more of the outstanding shares of Transamerica International Growth.

As of November 1, 2018, no shareholders owned of record 25% or more of the outstanding shares of Transamerica Greystone International Growth VP.

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Rhonda A. Mills
Assistant Secretary

February 20, 2019

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

GREYSTONE MANAGED INVESTMENTS INC.

This Agreement, entered into as of November 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Greystone Managed Investments, Inc., a corporation under the federal laws of Canada (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish such services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to the Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as agent of the Fund to give instructions with respect to the

Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

TAM, on behalf of the Fund, hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and TAM, on behalf of the Fund, hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

For the avoidance of doubt, TAM is responsible for: (i) compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX, provided, however, that the Subadviser is responsible for providing proxy voting information to TAM in connection with TAM’s preparation of Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or, unless otherwise delegated to the Subadviser, related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)

The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. From time to time in its discretion, the Subadviser may review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available upon request of TAM to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(g)

All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective.

(h)

TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt from TAM; provided, however, that if after receipt Subadviser determines, acting reasonably, that it is unable to comply with such instruction, directions or Amendments it will promptly notify TAM. In such instances, the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser in accordance with its allocation policies. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee out of the management fee it receives with respect to the Fund, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon thirty days’ written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving sixty days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. TAM acknowledges that the Investment Guidelines and Limitations, and any other restrictions or conditions placed on the Subadviser by TAM, could, under extraordinary circumstances, limit the Subadviser’s ability to implement the Fund’s investment program.

11.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks

(the “Description”) as of the effective date of this Agreement is consistent with the manner in which the Subadviser is expected to manage the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for the Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12.    Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Trust and TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

13.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC or its Staff by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of the Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.    Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.
1801 California Street, Suite 5200
Denver, CO 80202

Attention: Legal Department

All notices provided to Subadviser will be sent to the attention of:

GREYSTONE MANAGED INVESTMENTS INC.

300 Park Centre, 1230 Blackfoot Drive

Regina, Saskatchewan S4S 7G4

Attention: Legal Counsel

Facsimile Number: (306) 586-1631

Email: Legal@greystone.ca

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all.

18.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19.    FORM ADV. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

20.    Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22.    Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23.    Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

GREYSTONE MANAGED INVESTMENTS INC.

By:	/s/ Jeff Robertson
Name:	Jeff Robertson
Title:	President, Managing Director & COO

By:	/s/ Tom Mamic
Name:	Tom Mamic, CPA, CA
Title:	Managing Director & Chief Financial Officer

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica International Growth	0.27% of the first $1 billion;**
0.25% over $1 billion up to $2 billion:
0.24% over $2 billion

*	As a percentage of net assets on an annual basis
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Greystone International Growth VP.

INVESTMENT SUBADVISORY AGREEMENT

GREYSTONE MANAGED INVESTMENTS INC.

This Agreement, entered into as of May 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Greystone Managed Investments, Inc., a corporation under the federal laws of Canada (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish such services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to the Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

TAM, on behalf of the Fund, hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and TAM, on behalf of the Fund, hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

For the avoidance of doubt, TAM is responsible for: (i) compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX, provided, however, that the Subadviser is responsible for providing proxy voting information to TAM in connection with TAM’s preparation of Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or, unless otherwise delegated to the Subadviser, related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)

The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. From time to time in its discretion, the Subadviser may review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available upon request of TAM to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(g)

All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective.

(h)

TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt from TAM; provided, however, that if after receipt Subadviser determines, acting reasonably, that it is unable to comply with such instruction, directions or Amendments it will promptly notify TAM. In such instances, the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3.    Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser in accordance with its allocation policies. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4.    Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv)

filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6.    Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee out of the management fee it receives with respect to the Fund, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7.    Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8.    Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9.    Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon thirty days’ written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving sixty days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10.    Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. TAM acknowledges that the Investment Guidelines and Limitations, and any other restrictions or conditions placed on the Subadviser by TAM, could, under extraordinary circumstances, limit the Subadviser’s ability to implement the Fund’s investment program.

11.    Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”) as of the effective date of this Agreement is consistent with the manner in which the Subadviser is expected to manage the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for the Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12.    Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Trust and TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

13.    Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC or its Staff by any rule, regulation or order.

14.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of the Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15.    Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16.    Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17.    Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: Legal Department

All notices provided to Subadviser will be sent to the attention of:

GREYSTONE MANAGED INVESTMENTS INC.

300 Park Centre, 1230 Blackfoot Drive

Regina, Saskatchewan S4S 7G4

Attention: Legal Counsel

Facsimile Number: (306) 586-1631

Email: Legal@greystone.ca

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all.

18.    Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19.    FORM ADV. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

20.    Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22.    Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23.    Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

GREYSTONE MANAGED INVESTMENTS INC.

By:	/s/ Jeff Robertson
Name:	Jeff Robertson
Title:	President & Managing Director

By:	/s/ Tom Mamic, CPA, CA
Name:	Tom Mamic
Title:	Managing Director and Chief Financial Officer

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Greystone International Growth VP	0.27% of the first $1 billion;** 0.25% over $1 billion up to $2 billion: 0.24% over $2 billion

*	As a percentage of net assets on an annual basis
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Growth.

TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone:

1-888-233-4339 for Transamerica International Growth

or

1-800-851-9777 for Transamerica Greystone International Growth VP

NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica International Growth and Transamerica Greystone International Growth VP (each a “Fund” and collectively, the “Funds”). Transamerica International Growth is a series of Transamerica Funds and Transamerica Greystone International Growth VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement is to inform investors that on November 1, 2018, Greystone Managed Investments Inc.’s (“Greystone”) parent company, Greystone Capital Management, Inc. (“GCM”), was acquired by The Toronto Dominion Bank (“TD”). Upon completion of this transaction, Greystone became a wholly-owned indirect subsidiary of TD. This transaction constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the prior sub-advisory agreements with Greystone and resulted in the automatic termination of each agreement. In anticipation of the transaction, the Board approved the continued retention of Greystone as the Funds’ sub-adviser and approved new sub-advisory agreements with Greystone to take effect upon the closing of the transaction. Greystone continues to act as sub-adviser for each Fund under the new sub-advisory agreements. TAM continues to serve as each Fund’s investment manager. The Joint Information Statement provides information regarding each new sub-advisory agreement. Based upon information provided by TAM and Greystone, the Board approved the new sub-advisory agreements to take effect upon the closing of the transaction.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an Information Statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least July 31, 2019 at https://www.transamerica.com/media/tf-greystone-info-statement.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica International Growth and 1-800-851-9777 for Transamerica Greystone International Growth VP.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.